                                                                    EXHIBIT 10.1

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                            PERSONAL AND CONFIDENTIAL

                      2005 MKS MANAGEMENT INCENTIVE PROGRAM
                                    [FORM OF]
                PRO FORMA PRE-TAX EARNINGS PER SHARE (EPS) TABLE

                            (JANUARY 1 - DECEMBER 31)

YOUR TARGET BONUS UNDER THE 2005 MKS MANAGEMENT INCENTIVE PLAN IS ___%(1) OF YOUR BASE EARNINGS. THE PAYOUT OF YOUR BONUS WILL BE ACHIEVED ACCORDING TO THE SCHEDULE SHOWN IN THE CHART BELOW. FOR EXAMPLE, YOU WILL RECEIVE 50% OF YOUR TARGET BONUS IF OUR PRO FORMA PRE-TAX EPS REACHES $**, AND 100% OF YOUR TARGET BONUS IF OUR PRO FORMA PRE-TAX EPS REACHES $**. AT A PRO FORMA PRE-TAX EPS OF $** OR MORE, YOU WOULD RECEIVE 200% OF YOUR TARGET BONUS, WHICH WOULD RESULT IN THE PAYMENT OF A BONUS EQUAL TO ___%(2) OF YOUR 2005 BASE MKS EARNINGS.

 Pro forma              % of Target
Pre-Tax EPS            Bonus Earned
-----------            ------------
  <=$**                     0.0%
   $**                     15.0%
   $**                     25.0%
   $**                     35.0%
   $**                     50.0%
   $**                     60.0%
   $**                     75.0%
   $**                     85.0%
   $**                    100.0%
   $**                    125.0%
   $**                    150.0%
   $**                    175.0%
  >=$**                     200%

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(1)   Target bonus for John Bertucci is 75% of base earnings; for Leo
      Berlinghieri it is 60% of base earnings; for Jerry Colella and John A. Smith it is 50% of base earnings; for Robert Klimm, Ronald Weigner, William Stewart it is 40% of base earnings.

(2) This number is double the number set forth in the paragraph above with respect to each of the executive officers.
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THIS INFORMATION IS EXTREMELY CONFIDENTIAL AND SHOULD BE TREATED AS SUCH. YOU
SHOULD NOT DIVULGE THIS INFORMATION INSIDE OR OUTSIDE OF MKS INSTRUMENTS, INC.